EXHIBIT 99.4

GECMC 2004-C2

                                       Initial Class
                                        Certificate
                                         Balance or            Approximate            Pass-Through
                                          Notional                Credit                  Rate                  Assumed Final
Class                                    Amount (1)              Support               Description          Distribution Date (5)
---------------------------------
Offered Certificates
---------------------------------
A-1 (7)                              $      109,879,000              15.500%              Fixed                 April 10, 2009
A-2 (7)                              $       97,051,000              15.500%              Fixed                January 10, 2011
A-3 (7)                              $       75,000,000              15.500%              Fixed               September 10, 2013
A-4 (7)                              $      578,704,000              15.500%              Fixed                 March 10, 2014
B                                    $       41,528,000              12.500%            Fixed (3)               March 10, 2014
C                                    $       17,303,000              11.250%            Fixed (3)               March 10, 2014
D                                    $       25,955,000               9.375%            Fixed (3)               March 10, 2014
E                                    $       15,573,000               8.250%            Fixed (3)               March 10, 2014
---------------------------------
Non-Offered Certificates
---------------------------------
X-1 (7)                              $    1,384,271,380           N/A          Variable Interest-Only (3)     February 10, 2019
X-2 (7)                                      TBD                  N/A          Variable Interest-Only (3)
A-1A (7)                             $      309,075,000              15.500%              Fixed                 March 10, 2014
F                                    $       19,034,000               6.875%            Fixed (3)               April 10, 2014
G                                    $       17,304,000               5.625%            Fixed (3)               April 10, 2014
H                                    $       19,033,000               4.250%            Fixed (3)               April 10, 2014
J                                    $       10,382,000               3.500%            Fixed (4)               April 10, 2014
K                                    $        8,652,000               2.875%            Fixed (4)               April 10, 2014
L                                    $        6,921,000               2.375%            Fixed (4)               April 10, 2014
M                                    $        5,191,000               2.000%            Fixed (4)               April 10, 2014
N                                    $        5,191,000               1.625%            Fixed (4)               April 10, 2014
O                                    $        3,461,000               1.375%            Fixed (4)               April 10, 2014
P                                    $       19,034,380               0.000%            Fixed (4)             February 10, 2019
                                     $    1,384,271,380


                                       Initial
                                        Pass-             Weighted                            Expected           Principal or
                                       Trough             Average                             Ratings              Notional
                                        Rate                Life                              (Fitch/             Principal
Class                                 (Approx.)          (Yrs.) (6)       Cusip No.      Moody's/ Dominion)       Window (6)
---------------------------------
Offered Certificates
---------------------------------
A-1 (7)                                 2.974               3.50                            AAA/Aaa/AAA              1-60
A-2 (7)                                 3.831               5.90                            AAA/Aaa/AAA             60-81
A-3 (7)                                 4.301               7.99                            AAA/Aaa/AAA             81-113
A-4 (7)                                 4.566               9.73                            AAA/Aaa/AAA            113-119
B                                       4.646               9.88                             AA/Aa2/AA             119-119
C                                       4.676               9.88                          AA-/Aa3/AA (low)         119-119
D                                       4.715               9.88                               A/A2/A              119-119
E                                       4.794               9.88                           A-/A3/A (low)           119-119
---------------------------------
Non-Offered Certificates
---------------------------------
X-1 (7)                                0.0615               N/A                             AAA/Aaa/AAA              N/A
X-2 (7)                                1.0295               N/A                             AAA/Aaa/AAA              N/A
A-1A (7)                                4.186               7.37                            AAA/Aaa/AAA             1-119
F                                       4.958               9.93                        BBB+/Baa1/BBB (high)       119-120
G                                       5.063               9.97                            BBB/Baa2/BBB           120-120
H                                       5.328               9.97                        BBB-/Baa3/BBB (low)        120-120
J                                       4.905               9.97                         BB+/Ba1/BB (high)         120-120
K                                       4.905               9.97                             BB/Ba2/BB             120-120
L                                       4.905               9.97                          BB-/Ba3/BB (low)         120-120
M                                       4.905               9.97                           B+/B1/B (high)          120-120
N                                       4.905               9.97                              NR/B2/B              120-120
O                                       4.905               9.97                           NR/B3/B (low)           120-120
P                                       4.905              10.71                              NR/NR/NR             120-178


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

Banc of America Securities LLC

GECCMC 2003-2
PAC IO Notional Sch

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement.
Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC


----------------------------------------------------------------------------------------------------------------------------
                             Cut-Off            Ascending          Descending                              Period 1-12
Class    Rating              Balance           Cum Balance         Cum Balance      PAC IO Notional      PAC IO Notional
----------------------------------------------------------------------------------------------------------------------------
A1A      AAA/ Aaa                        -                   -    1,365,237,000.00                  -        305,603,000.00
----------------------------------------------------------------------------------------------------------------------------
A1       AAA/ Aaa                        -                   -    1,384,271,380.00                  -         99,627,000.00
----------------------------------------------------------------------------------------------------------------------------
A2       AAA/ Aaa                        -                   -    1,384,271,380.00                  -         97,051,000.00
----------------------------------------------------------------------------------------------------------------------------
A3       AAA/ Aaa                        -                   -    1,384,271,380.00                  -         75,000,000.00
----------------------------------------------------------------------------------------------------------------------------
A4       AAA/ Aaa         1,169,709,000.00    1,169,709,000.00    1,384,271,380.00                  -        578,704,000.00
----------------------------------------------------------------------------------------------------------------------------
B        AA / Aa2            41,528,000.00    1,211,237,000.00      214,562,380.00                  -         41,528,000.00
----------------------------------------------------------------------------------------------------------------------------
C        AA- / Aa3           17,303,000.00    1,228,540,000.00      173,034,380.00                  -         17,303,000.00
----------------------------------------------------------------------------------------------------------------------------
D        A / A2              25,955,000.00    1,254,495,000.00      155,731,380.00                  -         25,955,000.00
----------------------------------------------------------------------------------------------------------------------------
E        A- / A3             15,573,000.00    1,270,068,000.00      129,776,380.00                  -         15,573,000.00
----------------------------------------------------------------------------------------------------------------------------
F        BBB+ / Baa1         19,034,000.00    1,289,102,000.00      114,203,380.00                  -         19,034,000.00
----------------------------------------------------------------------------------------------------------------------------
G        BBB / Baa2          17,304,000.00    1,306,406,000.00       95,169,380.00                  -         17,304,000.00
----------------------------------------------------------------------------------------------------------------------------
H        BBB- / Baa3         19,033,000.00    1,325,439,000.00       77,865,380.00                  -         19,033,000.00
----------------------------------------------------------------------------------------------------------------------------
J        BB+ / Ba1           10,382,000.00    1,335,821,000.00       58,832,380.00                  -         10,382,000.00
----------------------------------------------------------------------------------------------------------------------------
K        BB / Ba2             8,652,000.00    1,344,473,000.00       48,450,380.00                  -          8,652,000.00
----------------------------------------------------------------------------------------------------------------------------
L        BB- / Ba3            6,921,000.00    1,351,394,000.00       39,798,380.00                  -          6,921,000.00
----------------------------------------------------------------------------------------------------------------------------
                                                                                                    -      1,337,670,000.00

----------------------------------------------------------------------------------------------------------------------------
            Period 13-18         Period 19-24       Period 25-30        Period 31-36      Period 37-42        Period 43-48
Class     PAC IO Notional      PAC IO Notional     PAC IO Notional    PAC IO Notional    PAC IO Notional    PAC IO Notional
----------------------------------------------------------------------------------------------------------------------------
A1A         298,638,000.00      290,773,000.00      283,140,000.00     275,578,000.00     267,739,000.00     260,021,000.00
----------------------------------------------------------------------------------------------------------------------------
A1           76,016,000.00       49,003,000.00       21,538,000.00                  -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
A2           97,051,000.00       97,051,000.00       97,051,000.00      91,537,000.00      65,606,000.00      40,171,000.00
----------------------------------------------------------------------------------------------------------------------------
A3           75,000,000.00       75,000,000.00       75,000,000.00      75,000,000.00      75,000,000.00      75,000,000.00
----------------------------------------------------------------------------------------------------------------------------
A4          578,704,000.00      578,704,000.00      578,704,000.00     578,704,000.00     578,704,000.00     578,704,000.00
----------------------------------------------------------------------------------------------------------------------------
B            41,528,000.00       41,528,000.00       41,528,000.00      41,528,000.00      41,528,000.00      41,528,000.00
----------------------------------------------------------------------------------------------------------------------------
C            17,303,000.00       17,303,000.00       17,303,000.00      17,303,000.00      17,303,000.00      17,303,000.00
----------------------------------------------------------------------------------------------------------------------------
D            25,955,000.00       25,955,000.00       25,955,000.00      25,955,000.00      25,955,000.00      25,955,000.00
----------------------------------------------------------------------------------------------------------------------------
E            15,573,000.00       15,573,000.00       15,573,000.00      15,573,000.00      15,573,000.00      15,573,000.00
----------------------------------------------------------------------------------------------------------------------------
F            19,034,000.00       19,034,000.00       19,034,000.00      19,034,000.00      19,034,000.00      19,034,000.00
----------------------------------------------------------------------------------------------------------------------------
G            17,304,000.00       17,304,000.00       17,304,000.00      17,304,000.00      17,304,000.00      17,304,000.00
----------------------------------------------------------------------------------------------------------------------------
H            19,033,000.00       19,033,000.00       19,033,000.00      19,033,000.00      16,504,000.00       5,140,000.00
----------------------------------------------------------------------------------------------------------------------------
J            10,382,000.00       10,382,000.00       10,382,000.00       9,279,000.00                  -                  -
----------------------------------------------------------------------------------------------------------------------------
K             8,652,000.00        8,652,000.00        8,652,000.00                  -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
L             6,921,000.00        6,921,000.00        2,509,000.00                  -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
          1,307,094,000.00    1,272,216,000.00    1,232,706,000.00   1,185,828,000.00   1,140,250,000.00   1,095,733,000.00

----------------------------------------------------------------------------------------------------------------------------
             Period 49-54        Period 55-60       Period 61-66        Period 67-72      Period 73-78        Period 79-84
Class      PAC IO Notional     PAC IO Notional     PAC IO Notional    PAC IO Notional    PAC IO Notional    PAC IO Notional
----------------------------------------------------------------------------------------------------------------------------
A1A          243,194,000.00     183,999,000.00      178,913,000.00     174,001,000.00     159,851,000.00     130,693,000.00
----------------------------------------------------------------------------------------------------------------------------
A1                        -                  -                   -                  -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
A2             7,638,000.00                  -                   -                  -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
A3            75,000,000.00      15,352,000.00                   -                  -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
A4           578,704,000.00     578,704,000.00      570,234,000.00     547,189,000.00     500,088,000.00     465,277,000.00
----------------------------------------------------------------------------------------------------------------------------
B             41,528,000.00      41,528,000.00       41,528,000.00      41,528,000.00      41,528,000.00      41,528,000.00
----------------------------------------------------------------------------------------------------------------------------
C             17,303,000.00      17,303,000.00       17,303,000.00      17,303,000.00      17,303,000.00      17,303,000.00
----------------------------------------------------------------------------------------------------------------------------
D             25,955,000.00      25,955,000.00       25,955,000.00      25,955,000.00      25,955,000.00      25,955,000.00
----------------------------------------------------------------------------------------------------------------------------
E             15,573,000.00      15,573,000.00       15,573,000.00      15,573,000.00      10,152,000.00       2,672,000.00
----------------------------------------------------------------------------------------------------------------------------
F             19,034,000.00      19,034,000.00       11,278,000.00       2,751,000.00                  -                  -
----------------------------------------------------------------------------------------------------------------------------
G             11,516,000.00       1,213,000.00                   -                  -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
H                         -                  -                   -                  -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
J                         -                  -                   -                  -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
K                         -                  -                   -                  -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
L                         -                  -                   -                  -                  -                  -
----------------------------------------------------------------------------------------------------------------------------
           1,035,445,000.00     898,661,000.00      860,784,000.00     824,300,000.00     754,877,000.00     683,428,000.00